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                               JANUS ASPEN SERIES

                        Supplement dated October 9, 2008
                       to Currently Effective Prospectuses


Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders.

The Portfolios (with the exception of portfolios subadvised by INTECH and the Janus money market funds) intend to disclose holdings as of September 30, 2008 with a 15-day lag rather than a 30-day lag. Additional information regarding the Portfolios' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' Statement of Additional Information.

Please check the Portfolios' websites for information regarding disclosure of portfolio holdings.







                Please retain this Supplement with your records.

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                               JANUS ASPEN SERIES


                        Supplement dated October 9, 2008
           to Currently Effective Statements of Additional Information



The information under the section titled "PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES," has been amended to add the following:

     Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Portfolios and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings is disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Portfolios shall be pre-approved by the Chief Compliance Officer or a designee.

Please check the Portfolios' websites for information regarding the disclosure of portfolio holdings.

                Please retain this Supplement with your records.